Exhibit 99.1

THIS NEWS RELEASE IS INTENDED FOR DISTRIBUTION IN CANADA ONLY AND IS NOT AUTHORIZED FOR DISTRIBUTION TO UNITED STATES NEWSWIRE SERVICES OR FOR DISSEMINATION IN THE UNITED STATES

ATHENA GOLD CORPORATION CLOSES NON-BROKERED PRIVATE PLACEMENT

Vacaville, CA ---- April 26, 2023. Athena Gold Corporation (CSE: ATHA) (OTCQB: AHNR) ("Athena" or the “Company”) is pleased to announce that it has closed a non-brokered private placement (the “Offering”) for gross proceeds of CAD $1,015,000 comprised of 14,500,000 units (each, a “Unit”) at a price of CAD $0.07 per Unit.

Each Unit consists of one common share in the capital of the Company (a “Common Share”) and one common share purchase warrant (a “Warrant”). Each Warrant is exercisable into one Common Share at a price of CAD $0.10 per Warrant for a period of two years from the date of issuance, subject to the following acceleration provision. If, at any time after the date that is 4 months and one day after the date of issuance of the Warrants, the average volume weighted trading price of the Company’s Common Shares on the Canadian Stock Exchange (or such other stock exchange on which the Common Shares may be traded from time to time) is at or above CAD $0.20 per share for a period of 10 consecutive trading days (the “Triggering Event”), the Company may at any time, after the Triggering Event, accelerate the expiry date of the Warrants by giving ten calendar days’ notice to the holders of the Warrants, by way of news release, and in such case the Warrants will expire on the first day that is 30 calendar days after the date on which such notice is given by the Company announcing the Triggering Event.

In 2022 the Company drilled three holes in the Western Slope zone at Excelsior Springs that show two zones of shallow high-grade gold mineralization less than 120 meters deep. DH 22-01 intersected 6.05 Au g/t over 27.4 meters at a 40-meter depth and a second deeper zone with 4.97 Au g/t over 13.7 meters. DH 22-02 returned 4.49 Au g/t over 15.2 meters, and DB-23 yielded 5.5 Au g/t over 33.5 meters, including 15.3 Au g/t over 10.7 meters. News Release dated January 10, 2023 for complete details.

The proceeds from the private placement will be used to fund our 2023 drill program at Athena’s wholly owned Excelsior Springs property in Nevada and for general and administration expenses. Excelsior Springs project is located 45 miles southwest of Goldfield in Esmeralda County, Nevada.

John Power, President of Athena commented “We would like to thank our largest shareholders for their continued support led by Nubian Resources Ltd (TSXV – NBR) who collectively subscribed for over 50% of this offering. In addition, we would like to welcome our new strategic investors who also participated in this round.”

In connection with the closing of the Offering, the Company paid aggregate finder’s fees to Echelon Wealth Partners, Pollitt & Co. Inc. and Castlewood Capital Corporation consisting of $7,921.20 cash and 220,303 broker warrants, each broker warrant is exercisable for one common share in the capital stock of the Company on the same terms as the Warrants.

Insiders of the Company purchased an aggregate of 7,221,142 Units in the Offering for proceeds of CAD $505,480. This constitutes a related party transaction pursuant to Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company relied on Sections 5.5(a) and 5.7(1)(a) of MI 61-101 for an exemption from the formal valuation and minority shareholder approval requirements, respectively, of MI 61-101, as, neither the fair market value of the subject matter of, nor the fair market value of the Units purchased by the insiders under the Offering exceed 25% of the Company’s market capitalization.

1

All securities issued in connection with the Offering are subject to a four month and one day hold period in Canada and are subject to applicable United States hold periods.

None of the foregoing securities have been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John C. Power

Chief Executive Officer and President

For further information, please contact:

Phone: John C. Power, 707-291-6198

Email: info@athenagoldcorp.com

Jason Libenson

President and CCO

Castlewood Capital Corporation

1(647)-534-9884

Email: jason@castlewoodcapital.ca

2

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

3